Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C., SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, John Coghlan, the undersigned Chief Executive Officer and Chief Financial Officer of Genesis Financial, Inc., (the “Company”), hereby certify that, to the best of my knowledge, the Report on Form 10-Q of the Company for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.  A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 22, 2011

          /s/ John Coghlan

By: _____________________________________

John Coghlan, Chief Executive Officer, Chief Financial Officer